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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1998 included in Rayonier Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP



Stamford, Connecticut
August 14, 1998